2Q26 Shareholder Letter | August 6, 2026 1 Fellow Shareholders, Great storytelling has always been and continues to be the foundation of Warner Bros. Discovery (WBD). Across our Studios, Streaming and Global Linear Networks, we create content that resonates with global audiences, distinguishes our brands in a competitive media landscape, and earns a strong share of entertainment and advertising budgets, which ultimately translates into durable shareholder value over time. That backbone of WBD - forged by creative success - was once again recognized with 150 Primetime Emmy® Award nominations, the most among our peers. HBO Max led all individual platforms with 122 nominations across 21 programs, including 26 nominations for The Pitt and 25 nominations for Hacks. Warner Bros. Television Group (WBTVG) was recognized with 52 nominations, including significant recognition for series produced for third parties such as Shrinking (10 nominations) and Abbott Elementary (seven nominations). Our Global Linear Networks were also recognized for programs such as Diners, Drive-Ins & Dives and Rick & Morty, as well as six News & Documentary Emmys for CNN’s excellence across international reporting, enterprise journalism, and nonfiction storytelling. Together, these creative accomplishments are driving positive outcomes, with HBO Max’s continued momentum serving as a prime example. During the second quarter, HBO Max reinforced its position as a premier destination for premium storytelling. The return of Euphoria and House of the Dragon on HBO Max generated strong viewership and helped drive meaningful subscriber acquisitions, reinforcing HBO Max’s track record of delivering consistent, culturally relevant programming. The combination of our powerful content offerings, ongoing product enhancements, and increased global scale drove growth in total hours viewed year-over-year. As a result, the Streaming segment delivered over $3 billion in quarterly revenues for the first time ever and over $500 million in Adjusted EBITDA(1). From Emmy-nominated original series to beloved general entertainment franchises to premium sports properties such as MLB, NHL, and March Madness, our ability to consistently deliver compelling, high-quality content that resonates with our increasingly global audience remains a key differentiator and foundational long-term value driver as consumption habits continue to evolve. STREAMING Building on a successful second season of The Pitt, we premiered the final seasons of Hacks and Euphoria, both of which resonated deeply with returning fans while attracting new audiences to the platform. The final season of Hacks was the highest viewed season of the series and set a record for the most Emmy nominations received by a comedy in a single year. Season 3 of Euphoria continued its run as a cultural phenomenon, reaching 27 million global viewers per episode and currently ranks among HBO Max’s three most-watched returning seasons globally. Concluding its third and final season, Euphoria is now the top series for subscriber acquisitions in platform history.

2Q26 Shareholder Letter | August 6, 2026 2 We closed out the second quarter with the season 3 premiere of the global hit series House of the Dragon, which already has averaged more than 33 million global viewers per episode. Our momentum is continuing into the second half of the year with the premiere of Lanterns, a new season of The Gilded Age, and the premiere of Harry Potter on Christmas Day. At the same time, we are seeing operational success mirror creative momentum. We delivered healthy revenue growth across all regions during the second quarter, particularly in EMEA with continued subscriber momentum in the U.K., Germany and Italy after successful launches in the first quarter. Additionally, we continue to see strong gains in our ad-supported tier, which accounted for over half of retail subscriber gross adds during the quarter. At the end of the second quarter, approximately 40% of global HBO Max subscribers were on the ad-supported tier, an 11% increase year-over-year. As our ad-supported subscriber base continues to increase and engagement continues to grow, we are still in the very early stages of monetization growth. We see meaningful opportunity to enhance the value of our platform for advertising partners and to drive better monetization through data and format innovation, and improving yield as we continue to increase still lower international fill rates while maintaining our premium positioning. This, in turn, will further enhance subscriber lifetime value. During the quarter, subscriber-related revenue(2) year-over-year growth rate accelerated by 200 bps sequentially. Advertising revenue grew 8% ex-FX(3) despite a significant 16% ex-FX year-over-year headwind from the absence of the NBA this year. International advertising revenue increased 73% ex-FX following the launch of HBO Max in Germany, Italy, the U.K, and Ireland. Distribution revenue growth accelerated 11% ex-FX as we lapped the previously disclosed domestic distribution renewal with a former related party at the end of May. With continued subscriber and engagement growth, robust global advertiser demand, ongoing product enhancements, and one of the most attractive content pipelines in HBO Max history, we expect the subscriber-related revenue year-over-year growth rate to further accelerate during the second half of the year and remain healthy into 2027. Streaming generated $512 million of Adjusted EBITDA during the quarter, representing 63% ex-FX year-over-year growth and a nearly 17% Adjusted EBITDA margin. Year to date, Adjusted EBITDA margin was approximately 16%, demonstrating the great operating leverage in the business as revenue growth outpaced operating expense growth. While we expect the timing of investments may cause quarterly margins to fluctuate (e.g. front-loaded marketing expense around the debut of the Harry Potter series in the fourth quarter), we remain confident in our long-term 20%+ Adjusted EBITDA margin target for the Streaming segment as we expect revenues to grow at a significantly faster rate annually than operating expenses.

2Q26 Shareholder Letter | August 6, 2026 3 STUDIOS Over the last four years, we transformed our Studios segment, strengthening its industry leadership through creative excellence, product portfolio diversification and operational enhancements. Now an increasingly diversified segment, our Studios contain multiple sizeable and growing businesses, better positioning us to manage risk and near-term volatility inherent in creative businesses due to the timing of content deliveries and licensing deals, as well as the performance of films and games in their initial release windows. Our focus remains on driving sustainable long-term financial results and we continue to expect the Studios segment to generate over $3 billion in Adjusted EBITDA in the medium to long-term. At Warner Bros. Motion Pictures Group (WBMPG), the performance of individual titles in the theatrical window can create quarterly volatility in financial performance due to the timing of expenses that are front-loaded in support of releases. After record-setting success in 2025, the global box office performance of certain titles during the first half of the year admittedly fell short of our expectations. However, we manage this business as a portfolio of titles with a long-term view, and the operational and process enhancements implemented over the last few years across greenlighting, production, distribution, and marketing helped mitigate the negative impact on profitability. Our theatrical slate over the next few years reflects the strength of our globally recognized franchises, enduring creative partnerships, and high-profile original storytelling. In the second half of 2026, the studio will release a diverse lineup that includes Dune: Messiah, Practical Magic 2, Digger starring Tom Cruise in his first original film in nearly a decade, and The Cat In The Hat, the first release from our revitalized Warner Bros. Pictures Animation (WBPA). We will build on this momentum in 2027 with a slate that reflects our continued focus on extending valuable franchises, cultivating event-level theatrical releases, and delivering a balanced portfolio designed to reach a diverse global audience, drive audience engagement, and create long-term value. The lineup includes F.A.S.T. from Taylor Sheridan, Oceans helmed by Bradley Cooper and starring Cooper and Margot Robbie, Man of Tomorrow from James Gunn, a follow-up to A Minecraft Movie, The Great Beyond from J.J. Abrams, The Lord of the Rings: The Hunt for Gollum, and two releases from WBPA – Bad Fairies and Margie Claus. Beyond 2027, the slate will continue to leverage iconic intellectual property, including the theatrical event film Aegon’s Conquest from the Game of Thrones universe, the next installment of The Matrix, the next Batman film, and a live-action Jetsons film starring Jim Carrey. WBTVG remains a steady and growing business with over 80 active shows produced for more than 20 third-party and our company-owned platforms. We are particularly excited for the new season of Ted Lasso, which returned to Apple TV earlier this week, alongside a robust lineup of scripted and unscripted content across multiple distribution partners in our pipeline. As we outlined last quarter, 2026 marks an inflection point for WBTVG as we expect more first-run deliveries to streaming platforms than broadcast and cable combined for the first time. In addition to better upfront economics, content produced for third-party streaming platforms still expands our library for further

2Q26 Shareholder Letter | August 6, 2026 4 monetization after the expiration of the exclusive window. Looking ahead, while early, we are pleased with the pace of new greenlights at WBTVG and believe we are well positioned to grow volume and profitability in 2027. The continued focus on developing high quality content and franchises at WBMPG and WBTVG further enhances the long-term value of our library and supports a Studios business that is increasingly driven by recurring and predictable sources of revenue. As we highlighted previously, our film and television library has generated, on average, approximately $5 billion of revenue annually over the last few years. We continue to responsibly distribute our film and TV libraries on owned and third-party platforms and see continued strong demand for both licensed and transactional library content. During the second quarter, we also benefited from the value associated with prior internal licensing deals. As we noted previously, the gross profits generated at the Studio when content is licensed internally to HBO Max are initially eliminated on a consolidated basis. As we are utilizing this content, those profits flow back, resulting in a positive contribution to consolidated Adjusted EBITDA. Games remains an important growth lever as we work toward our long-term Studios segment goals. During the second quarter, we released LEGO Batman: Legacy of the Dark Knight – the highest rated LEGO game ever – and Game of Thrones: Dragonfire, our second mobile game from the Game of Thrones universe. These releases marked the first launches under our refocused strategy centered around four key $1 billion+ franchises with disciplined investment behind fewer, higher conviction titles. We expect Games to more meaningfully contribute to segment profitability going forward as our pipeline expands, including the second installment of Hogwarts Legacy. Finally, our Experiences, Retail, and Consumer Products businesses continue to generate healthy profits and have strong growth potential. We expect the debut of the Harry Potter series on HBO Max later this year will boost the demand for the Harry Potter Experiences and consumer products. In addition to the scheduled opening of the new Harry Potter Tour in Shanghai next year and the Harry Potter Land in Abu Dhabi in the next few years, we are actively exploring new locations to expand our Global Experiences and Retail footprint, as well as ways to leverage other franchises in our portfolio. GLOBAL LINEAR NETWORKS During the second quarter, audiences continued to engage with enduring franchises and brands like TLC’s 90 Day Fiancé, Discovery’s Gold Rush, and Food Network's Tournament of Champions. And this year’s NCAA March Madness Championship Game between Michigan and UConn marked the most watched NCAA title game in TNT Sports history with more than 18 million viewers. U.S. delivery trends were modestly better than the first quarter, supported by strength in general entertainment, sports, and news. The strength and diversity of our portfolio were evident as we finished the quarter with five of the top 10 most viewed ad-supported cable networks in primetime for P25-54, as well as four shows in the top 10 among general entertainment series on cable. In fact,

2Q26 Shareholder Letter | August 6, 2026 5 general entertainment delivery across our networks grew 5%, marking the first quarter of growth since 2022. Live sports continue to demonstrate strong audience engagement and robust advertiser demand across our portfolio. Following healthy viewership for this year’s NCAA Men’s March Madness tournament, momentum continued into the MLB regular season and NHL playoffs. MLB viewership increased 23% year-over-year, while NHL regular season and postseason viewership grew 21% and 50%, respectively. The strong NHL playoffs performance capped off the most-watched season in TNT Sports' five years of NHL coverage. Breaking news and live events coverage continued to drive outsized audience engagement. Against a backdrop of heightened global news interest, total minutes spent across CNN platforms increased 19% year-over-year, while linear viewership grew by 24% as audiences increasingly turned to CNN for trusted journalism and real-time reporting. Our investments in live sports, general entertainment, and news continue to support healthy advertiser demand. Underlying advertising trends proved resilient with stable demand across all of our key U.S. networks. As expected, advertising results reflected a 20% ex-FX year-over-year headwind during the quarter due to the absence of the NBA, which was partially offset by a 4% ex-FX benefit from broadcasting the NCAA Men’s Final Four and Championship this year and the broadcast of the Stanley Cup in the prior year. We are also finalizing our upfront sales, and we are pleased with the results thus far, which reflect continued demand across our portfolio and the importance of our content to advertisers. Internationally, we experienced some softness during the second quarter across several key markets, including Poland, Germany, the UK, and Italy, with the biggest impact in the automotive, consumer products, and travel and tourism categories. As the wars in Iran and Ukraine drove energy prices higher, advertisers pulled back on spending amid uncertainty regarding the health of the consumer and the macroeconomic environment. Additionally, as expected, the 2026 FIFA World Cup negatively impacted our share of viewers and advertising spend in several key international markets during June and July. Operating expenses declined 23% ex-FX during the quarter and 16% ex-FX year-to-date, primarily driven by the absence of the NBA during the first half of the year. We continue to expect high-single- digit operating expense improvement for the full year. We remain focused on operating efficiency and strategically investing in content and certain digital initiatives, like CNN All Access, to secure long term Adjusted EBITDA and cash flow generation.

2Q26 Shareholder Letter | August 6, 2026 6 FREE CASH FLOW & BALANCE SHEET During the quarter, we successfully refinanced the $15 billion remaining on our bridge facility with a $13 billion and a €1.7 billion term loan facility (TLB) priced at SOFR + 250 bps and EURIBOR + 250 bps, respectively. The TLB generated nearly $40 billion of investor demand, allowing us to upsize the issuance to fully refinance the bridge facility while securing an attractive spread. As a result, we expect approximately 150 bps of annual interest cost savings relative to the original bridge financing structure. We generated $572 million of free cash flow(4) during the quarter despite absorbing approximately $350 million of transaction-related expenses associated with the pending merger transaction between WBD and Paramount Skydance Corporation (Paramount), as compared to $250 million of transaction-related expenses in the prior year quarter. Underlying cash generation remained strong and continues to reflect the earnings power and cash conversion profile of our business. We ended the quarter with approximately $30 billion of net debt(5) and net leverage of 3.4x(6). TRANSACTION UPDATE We remain highly confident that the Paramount merger will be completed. As noted recently, the closing of the transaction is on hold until the earlier of five days after legal proceedings are complete or June 1, 2027. We will not be taking questions about the transaction during our earnings call. CONCLUSION While we plan for the closing of the Paramount merger, we remain squarely focused on delivering on our strategic priorities to continue to transform our business. First, maintaining Studios as an industry leader and further developing high-quality content and franchises that can be leveraged across our diverse businesses. Second, scaling HBO Max globally while driving strong subscriber- related revenue and profitability growth. Third, strategically investing to optimize our Global Linear Networks. Our progress in executing against these transformation priorities has made each segment of Warner Bros. Discovery more nimble and competitive, and we believe best positions us for enduring success in an ever-evolving media landscape.

2Q26 Shareholder Letter | August 6, 2026 7 2026 Outlook Warner Bros. Discovery, Inc. ("Warner Bros. Discovery", "WBD", the "Company", "we", "us", or "our") may provide forward-looking commentary in connection with this communication. The Company is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Accordingly, the Company is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward- looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. Forward-looking statements include, without limitation, statements about the benefits of the proposed transaction between WBD and Paramount Skydance Corporation (“PSKY”) (the “proposed transaction”), future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of WBD’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (3) the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; (4) risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; (5) risks related to litigation brought in connection with the proposed transaction; (6) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (7) effects of the announcement, pendency or completion of the proposed transaction on the ability of WBD to retain customers and retain and hire key personnel and maintain relationships with suppliers, distributors, advertisers, content providers, vendors and other business partners, and on its operating results and business generally; (8) negative effects of the announcement or the consummation of the proposed transaction on the market price of WBD common stock; (9) risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; (10) inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; (11) the ability to obtain or consummate financing or refinancing related to the proposed transaction; and (12) the response of WBD or PSKY management to any of the aforementioned factors. WBD's actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the separation and the proposed transaction. Discussions of additional risks and uncertainties are contained in WBD’s filings with the Securities and Exchange Commission, including but not limited to WBD’s most recent Annual Report on Form 10-K, reports on Form 10-Q and Form 8-K and the definitive proxy statement filed by WBD in connection with the proposed transaction. WBD is not under any obligation, and

2Q26 Shareholder Letter | August 6, 2026 8 expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication may also contain certain non-GAAP financial measures, identified with an “(*)”. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the Trending Schedules and “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. Definitions and Sources for Warner Bros. Discovery, Inc. (1) Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. “Adjusted EBITDA” is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company uses this measure to assess the operating results and performance of the segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content (which is included in consolidated costs of revenues), and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. We prospectively updated certain corporate allocations at the beginning of 2025. The impact to prior periods was immaterial. (2) Subscriber-related revenues: The Company defines “subscriber-related revenues” as the sum of distribution and advertising revenues in the Streaming segment. The Company uses subscriber-related revenues to monitor and evaluate the Company's streaming revenue performance. The Company believes this measure is relevant to investors as it highlights the revenue generation tied to the Company's streaming products. (3) Foreign Exchange Impacting Comparability: The impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S. dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis (“ex-FX”), in addition to results reported in accordance with U.S. GAAP

2Q26 Shareholder Letter | August 6, 2026 9 provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with U.S. GAAP. The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. For the 2026 period, the ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, which is a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2026 Baseline Rate”), and the prior year amounts translated at the same 2026 Baseline Rate. In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies. (4) Free cash flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. In millions Three Months Ended June 30, 2026 Cash provided by operating activities $848 Less: Purchases of property and equipment (276) Free Cash Flow $572 (5) Net Debt: The Company defines net debt as gross debt of $33.1 billion, less cash, cash equivalents, and restricted cash of $3.4 billion. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (6) Net Leverage: The Company defines net leverage as the calculation where net debt (gross debt of $33.1 billion, less cash, cash equivalents, and restricted cash of $3.4 billion) is divided by the sum of the most recent four quarters Adjusted EBITDA of $8.8 billion. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.